REVOLVING NOTE


$3,000,000                                                       October 3, 1999
                                                          Minneapolis, Minnesota

     FOR VALUE RECEIVED, POORE BROTHERS, INC., a corporation organized under the laws of the State of Delaware ("PBI"), POORE BROTHERS ARIZONA, INC., an Arizona corporation ("PBAI"), POORE BROTHERS DISTRIBUTING, INC., an Arizona corporation ("PBDI"), TEJAS PB DISTRIBUTING, INC., an Arizona corporation ("Tejas") and WABASH FOODS, LLC, a Delaware limited liability company ("Wabash"), (PBI, PBAI, PBDI, Tejas and Wabash each a Borrower and collectively the "Borrower" or the "Borrowers"), hereby jointly and severally promise to pay to the order of U.S. BANCORP REPUBLIC COMMERCIAL FINANCE, INC. (the "Lender") at its main office in Minneapolis, Minnesota, in lawful money of the United States of America in immediately available funds on the Revolving Maturity Date (as such term and each other capitalized term used herein are defined in the Credit Agreement hereinafter referred to) the principal amount of THREE MILLION DOLLARS AND NO CENTS ($3,000,000) or, if less, the aggregate unpaid principal amount of all Revolving Advances made by the Lender under the Credit Agreement, and to pay interest (computed on the basis of actual days elapsed and a year of 360 days) in like funds on the unpaid principal amount hereof from time to time outstanding at the rates and times set forth in the Credit Agreement.

     This note is the Revolving Note referred to in the Credit Agreement dated as of October 3, 1999 (as the same may be hereafter from time to time amended, restated or modified, the "Credit Agreement") between the undersigned and the Lender. This note is secured, it is subject to certain permissive and mandatory prepayments and its maturity is subject to acceleration, in each case upon the terms provided in said Credit Agreement.

     In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys' fees. The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

     THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

                                        POORE BROTHERS, INC.

                                        By
                                           -------------------------------------
                                           Title


                                        POORE BROTHERS ARIZONA, INC.

                                        By
                                           -------------------------------------
                                           Title


                                        POORE BROTHERS DISTRIBUTING, INC.

                                        By
                                           -------------------------------------
                                           Title


                                        TEJAS PB DISTRIBUTING, INC.

                                        By
                                           -------------------------------------
                                           Title


                                        WABASH FOODS, LLC

                                        By
                                           -------------------------------------
                                           Title

                                   TERM NOTE A


$5,800,000                                                       October 3, 1999
                                                          Minneapolis, Minnesota

     FOR VALUE RECEIVED, POORE BROTHERS, INC., a corporation organized under the laws of the State of Delaware ("PBI"), POORE BROTHERS ARIZONA, INC., an Arizona corporation ("PBAI"), POORE BROTHERS DISTRIBUTING, INC., an Arizona corporation ("PBDI"), TEJAS PB DISTRIBUTING, INC., an Arizona corporation ("Tejas") and WABASH FOODS, LLC, a Delaware limited liability company ("Wabash"), (PBI, PBAI, PBDI, Tejas and Wabash each a Borrower and collectively the "Borrower" or the "Borrowers"), hereby jointly and severally promise to pay to the order of U.S. BANCORP REPUBLIC COMMERCIAL FINANCE, INC. (the "Lender") at its main office in Minneapolis, Minnesota, in lawful money of the United States of America in immediately available funds, the principal amount of FIVE MILLION EIGHT HUNDRED THOUSAND DOLLARS AND NO CENTS ($5,800,000), and to pay interest (computed on the basis of actual days elapsed and a year of 360 days) in like funds on the unpaid principal amount hereof from time to time outstanding at the rates and times set forth in the Credit Agreement.

     The principal hereof is payable in seventy-eight monthly installments, each payment in the amount of $74,359, commencing on February 1, 2000 and the first day of each month thereafter until July 1, 2006 when the remaining principal balance and all accrued interest shall be payable.

     This note is the Term Note A referred to in the Credit Agreement dated as of October 3, 1999 (as the same may hereafter be from time to time amended, restated or otherwise modified, the "Credit Agreement") between the undersigned and the Lender. This note is secured and its maturity is subject to acceleration, in each case upon the terms provided in said Credit Agreement.

     In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys' fees. The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

     THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

                                        POORE BROTHERS, INC.

                                        By
                                           -------------------------------------
                                           Title


                                        POORE BROTHERS ARIZONA, INC.

                                        By
                                           -------------------------------------
                                           Title


                                        POORE BROTHERS DISTRIBUTING, INC.

                                        By
                                           -------------------------------------
                                           Title


                                        TEJAS PB DISTRIBUTING, INC.

                                        By
                                           -------------------------------------
                                           Title


                                        WABASH FOODS, LLC

                                        By
                                           -------------------------------------
                                           Title

                                   TERM NOTE B


$350,000                                                         October 3, 1999
                                                          Minneapolis, Minnesota

     FOR VALUE RECEIVED, POORE BROTHERS, INC., a corporation organized under the laws of the State of Delaware ("PBI"), POORE BROTHERS ARIZONA, INC., an Arizona corporation ("PBAI"), POORE BROTHERS DISTRIBUTING, INC., an Arizona corporation ("PBDI"), TEJAS PB DISTRIBUTING, INC., an Arizona corporation ("Tejas") and WABASH FOODS, LLC, a Delaware limited liability company ("Wabash"), (PBI, PBAI, PBDI, Tejas and Wabash each a Borrower and collectively the "Borrower" or the "Borrowers"), hereby jointly and severally promise to pay to the order of U.S. BANCORP REPUBLIC COMMERCIAL FINANCE, INC. (the "Lender") at its main office in Minneapolis, Minnesota, in lawful money of the United States of America in immediately available funds, the principal amount of THREE HUNDRED FIFTY THOUSAND DOLLARS AND NO CENTS ($350,000), and to pay interest (computed on the basis of actual days elapsed and a year of 360 days) in like funds on the unpaid principal amount hereof from time to time outstanding at the rates and times set forth in the Credit Agreement.

     The principal hereof is payable in twelve monthly installments, each payment in the amount of $29,166.67, commencing on April 30, 2000 and the last day of each month thereafter until March 31, 2001 when the remaining principal balance and all accrued interest shall be payable.

     This note is the Term Note B referred to in the Credit Agreement dated as of October 3, 1999 (as the same may hereafter be from time to time amended, restated or otherwise modified, the "Credit Agreement") between the undersigned and the Lender. This note is secured and its maturity is subject to acceleration, in each case upon the terms provided in said Credit Agreement.

     In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys' fees. The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

     THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

                                        POORE BROTHERS, INC.

                                        By
                                           -------------------------------------
                                           Title


                                        POORE BROTHERS ARIZONA, INC.

                                        By
                                           -------------------------------------
                                           Title


                                        POORE BROTHERS DISTRIBUTING, INC.

                                        By
                                           -------------------------------------
                                           Title


                                        TEJAS PB DISTRIBUTING, INC.

                                        By
                                           -------------------------------------
                                           Title


                                        WABASH FOODS, LLC

                                        By
                                           -------------------------------------
                                           Title